Exhibit 10.5

PCS Nitrogen Fertilizer, L.P.

1101 Skokie Blvd, Suite 400

Northbrook, IL 60062

June 29, 2018

Innophos, Inc.

259 Prospect Plains Road, Building A

Cranbury, NJ 08512

Attention: Kim Ann Mink, Ph.D.

Dear Ms. Mink:

Reference is hereby made to that certain Services Agreement (the “Services Agreement”), dated as of the date hereof, by and between PCS Nitrogen Fertilizer, L.P., a Delaware limited partnership (“PCS”), and Innophos, Inc., a Delaware corporation (“Innophos”). Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Services Agreement.

1. Nitrogen Plant Sale. If PCS sells (a) substantially all of the assets that comprise the Nitrogen Plant, PCS shall cause the buyer to assume PCS’s remaining obligations under the Services Agreement, or (b) assets that (i) comprise a portion of the Nitrogen Plant, and (ii) are required for the provision of certain Services (such assets described in sub-sections (i) and (ii), the “Specified Assets”), PCS shall cause the buyer to assume the obligations of PCS to perform the Services in accordance with the Services Agreement for which the Specified Assets are required (the “Affected Services”) for the duration of the Initial Term and any Renewal Term. Provided that PCS complies, and causes its Affiliates to comply, with the requirements of this Section 1, PCS and its Affiliates shall be released from further liabilities and obligations (x) under the Services Agreement, or (y) relating to the Affected Services, as applicable.

2. Incorporation of Services Agreement Provisions. The provisions of Article VI of the Services Agreement are hereby incorporated herein and made a part hereof as if fully set forth herein.

3. Counterparts. This letter agreement may be executed in counterparts, all of which together shall constitute a single instrument.

Please execute this letter agreement in the space provided below to indicate your agreement to the terms hereof.

[Signature Page Follows]

Sincerely,
PCS NITROGEN FERTILIZER, L.P.

By:	/s/ Charles Magro
Name: Charles Magro
Title: Authorized Person and President and CEO, Nutrien Ltd.

Accepted and Agreed:

INNOPHOS, INC.

By:	/s/ Kim Ann Mink
Name: Kim Ann Mink, Ph.D.
Title: Chairman, President and CEO

[Signature Page to Services Agreement Side Letter]